UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2015

RARE ELEMENT RESOURCES LTD.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34852	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Union Boulevard, Suite 250 Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 278-2460

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On April 29, 2015, Rare Element Resources Ltd. (the “Company”) closed the sale of securities described in the Form 8-K filed on April 27, 2015.  The securities were offered and sold in a registered direct offering pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-189235) and a prospectus supplement dated April 27, 2015 to the base prospectus dated July 30, 2013.

The legal opinions of Fasken Martineau DuMoulin LLP and Davis Graham & Stubbs LLP relating to the legality of the issuance and sale of the shares of the securities are attached as Exhibits 5.1 and 5.2 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Fasken Martineau DuMoulin LLP

5.2	Opinion of Davis Graham & Stubbs LLP

23.1	Consent of Fasken Martineau DuMoulin LLP (included in Exhibit 5.1 above)

23.2	Consent of Davis Graham & Stubbs LLP (included in Exhibit 5.2 above)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2015

RARE ELEMENT RESOURCES LTD.

	By:	/s/ Kelli C. Kast
	Name:	Kelli C. Kast
	Title:	Vice President, General Counsel and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Fasken Martineau DuMoulin LLP

5.2	Opinion of Davis Graham & Stubbs LLP

23.1	Consent of Fasken Martineau DuMoulin LLP (included in Exhibit 5.1 above)

23.2	Consent of Davis Graham & Stubbs LLP (included in Exhibit 5.2 above)